SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                         Peoples Financial Corporation
                (Name of Registrant as Specified In Its Charter)

                         Peoples Financial Corporation
     (Name of Person(s) Filing Proxy Statement if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined)

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                          PEOPLES FINANCIAL CORPORATION
                              211 Lincoln Way East
                              Massillon, Ohio 44646
                                 (330) 832-7441

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

         Notice is hereby given that the 2000 Annual Meeting of Shareholders of Peoples Financial Corporation ("PFC") will be held at the main office of Peoples Federal Savings and Loan Association of Massillon, 211 Lincoln Way East, Massillon, Ohio 44646, on January 26, 2000, at 2:00 p.m.., Eastern Standard Time (the "Annual Meeting"), for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

1.   To re-elect four directors of PFC for terms expiring in 2002;

2. To ratify the selection of Grant Thornton LLP as the auditors of PFC for the current fiscal year; and

3. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         Only shareholders of PFC of record at the close of business on December 3, 1999, will be entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING MAY BE ASSURED. The giving of a proxy does not affect your right to vote in person in the event you attend the Annual Meeting.


                                            By Order of the Board of Directors



Massillon, Ohio
December 8, 1999                            Paul von Gunten, President

                          PEOPLES FINANCIAL CORPORATION
                              211 Lincoln Way East
                              Massillon, Ohio 44646
                                 (330) 832-7441

                                 PROXY STATEMENT

                                     PROXIES

         The enclosed proxy (the "Proxy") is being solicited by the Board of Directors of Peoples Financial Corporation, an Ohio corporation ("PFC"), for use at the 2000 Annual Meeting of Shareholders of PFC to be held at the main office of Peoples Federal Savings and Loan Association of Massillon ("Peoples Federal"), 211 Lincoln Way East, Massillon, Ohio 44646, on January 26, 2000, at 2:00 p.m.., Eastern Standard Time, and at any adjournments thereof (the "Annual Meeting"). Without affecting any vote previously taken, the Proxy may be revoked by a shareholder by execution of a later dated proxy which is received by PFC before the Proxy is exercised or by giving notice of revocation to PFC in writing or in open meeting before the Proxy is exercised. Attendance at the Annual Meeting will not, of itself, revoke a proxy.

         Each properly executed Proxy received prior to the Annual Meeting and not revoked will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted:

          FOR the re-election of James P. Bordner, Alan C. Edie, Thomas E. Shelt, and Vince E. Stephan as directors of PFC for terms expiring in 2002; and

          FOR the ratification of the selection of Grant Thornton LLP ("Grant Thornton") as the auditors of PFC for the current fiscal year.

Proxies may be solicited by the directors, officers and other employees of PFC and Peoples Federal, in person or by telephone, telecopy, telegraph or mail, only for use at the Annual Meeting. Such Proxies will not be used for any other meeting. The cost of soliciting Proxies will be borne by PFC.

         Only shareholders of record as of the close of business on December 3, 1999 (the "Voting Record Date"), are entitled to vote at the Annual Meeting. Each such shareholder will be entitled to cast one vote for each share owned. PFC's records disclose that, as of the Voting Record Date, there were 1,265,108 votes entitled to be cast at the Annual Meeting.

         This Proxy Statement is first being mailed to the shareholders of PFC on or about December 30, 1999.


                                  VOTE REQUIRED

Election of Directors

         Under Ohio law and PFC's Code of Regulations (the "Regulations"), the four nominees receiving the greatest number of votes will be elected as directors. Each shareholder will be entitled to cast one vote for each share owned. Shares as to which the authority to vote is withheld are not counted toward the election of directors or toward the election of the individual nominees specified in the enclosed Proxy. If the enclosed Proxy is signed, dated and returned by the shareholder but no vote is specified thereon, the shares held by such shareholder will be voted FOR the re-election of the four nominees.

Ratification of Selection of Auditors

         The affirmative vote of the holders of a majority of the shares of PFC represented in person or by proxy at the Annual Meeting is necessary to ratify the selection of Grant Thornton as the auditors of PFC for the current fiscal year. Shares that are held by a nominee for a beneficial owner and that are represented in person or by proxy at the Annual Meeting but not voted with respect to such ratification ("Non-votes") will have the same effect as a vote against the approval of such ratification, as will abstentions. If, however, a shareholder has signed, dated and returned a proxy in the form of the enclosed Proxy but has not voted on the ratification of the selection of Grant Thornton by checking an appropriate block on the Proxy, such person's shares will be voted FOR the ratification of the selection of Grant Thornton and will not be considered Non-votes.


        VOTING SECURITIES AND OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                   MANAGEMENT

         The following table sets forth certain information with respect to the only persons known to PFC to own beneficially more than five percent of the outstanding common shares of PFC as of December 3, 1999:


                                      Amount and Nature of                   Percent of
Name and Address                      Beneficial Ownership                Shares Outstanding
United National Bank                       106,419 (1)                         8.41%
  & Trust Company
P.O. Box 24190
Canton, OH  44701


Paul von Gunten (2)                        123,552 (3)                         9.72%

----------------------------

(1) Consists of 40,562 shares held as Trustee for the Peoples Financial Corporation Recognition and Retention Plan and Trust ("RRP"), and 65,857 shares held as Trustee for the Peoples Financial Corporation Employee Stock Ownership Plan (the "ESOP"). All of the shares held by the ESOP have been allocated to the accounts of participants, who have voting power with respect to allocated shares. The Trustee has sole voting and investment power over the shares held in the RRP and sole investment power over the shares held in the ESOP.

(2)  Mr. von Gunten may be contacted at the address of PFC.

(3) Includes 11,083 shares allocated to Mr. von Gunten's ESOP account, with respect to which Mr. von Gunten has voting but not investment power, and 5,761 shares that may be acquired currently upon the exercise of an option.

     The following table sets forth certain information with respect to the number of common shares of PFC beneficially owned by each director of PFC and by all directors and executive officers of PFC as a group as of December 3, 1999:

                                                              Amount and Nature of
                                                              Beneficial Ownership
                                                   Sole Voting and           Shared Voting and              Percent of
Names and Address (1)                              Investment Power          Investment Power           Shares Outstanding
Victor C. Baker                                       13,032 (2)                      -                       1.03%
James P. Bordner                                       7,832 (2)                  4,100                        .94
Alan C. Edie                                               -                        100                        .01
Vincent G. Matecheck                                  16,232 (2)                    100                       1.29
Thomas E. Shelt                                       24,532 (2)                  5,775                       2.39
Vince E. Stephan                                      16,032 (2)                      -                       1.26
Paul von Gunten                                      109,469 (3)                 14,083 (4)                   9.72
All directors and executive officers
 of PFC as a group (8 people)                        194,131 (5)                 29,533 (6)                  17.29

----------------------------

(1) Each of the persons listed in this table may be contacted at the address of PFC.

(2) Includes 3,840 shares that may be acquired currently upon the exercise of options.

(3) Includes 5,761 shares that may be acquired currently upon the exercise of an option.

(4) Includes 11,083 shares allocated to Mr. von Gunten's ESOP account, with respect to which Mr. von Gunten has voting but not investment power.

(5) Includes 9,217 shares that may be acquired currently by executive officers upon the exercise of options.

(6) Includes 15,458 shares allocated to the ESOP accounts of executive officers, with respect to which such persons have voting but not investment power.


                      PROPOSAL ONE - ELECTION OF DIRECTORS

Election of Directors

         The Regulations provide for a Board of Directors consisting of seven persons divided into two classes. In accordance with Section 2.02 of the Regulations, nominees for election as directors may be proposed only by the directors or by a shareholder entitled to vote for directors if such shareholder has submitted a written nomination to the Secretary of PFC by the later of the November 30th immediately preceding the annual meeting of shareholders or the sixtieth day before the first anniversary of the most recent annual meeting of shareholders held for the election of directors. Each such written nomination must state the name, age, business or residence address of the nominee, the principal occupation or employment of the nominee, the number of common shares of PFC owned either beneficially or of record by each such nominee and the length of time such shares have been so owned.

         The Board of Directors proposes the re-election of the following persons to serve until the Annual Meeting of Shareholders in 2002 and until their successors are duly elected and qualified or until their earlier resignation, removal from office or death:

                                                                                              Director of
                                                                             Director of    Peoples Federal
Name                      Age          Positions Held                       PFC Since (1)         Since
James P. Bordner           57          Director                                  1995              1992
Alan C. Edie               49          Director                                  1999              1999
Thomas E. Shelt            66          Director                                  1995              1978
Vince E. Stephan           83          Director and Chairman of the              1995              1970
                                       Board

-----------------------------

(1) Messrs. Bordner, Shelt, and Stephan became directors of PFC in connection with the conversion of Peoples Federal from mutual to stock form and the formation of PFC as the holding company for Peoples Federal (the "Conversion"). In May 1999, the Board of Directors of PFC increased the number of Directors of PFC and Peoples Federal from six to seven and appointed Mr. Edie to fill the vacancy created by the increase.


         If any nominee is unable to stand for election, any proxies granting authority to vote for such nominee will be voted for such substitute as the Board of Directors recommends.

         The following directors will continue to serve as directors of PFC after the Annual Meeting for the terms indicated:

                                                                                                         Director of
                                                                        Director of                     Peoples Federal
 Name                       Age        Positions Held                  PFC Since (1)  Term Expires          Since
 Victor C. Baker             76        Director                             1995           2001              1984
 Vincent G. Matecheck        54        Director, Secretary and              1995           2001              1987
                                       Attorney
 Paul von Gunten             73        Director, President and Chief        1995           2001              1968
                                       Executive Officer


-----------------------------

(1) Messrs. Baker, Matecheck, and von Gunten became directors of PFC in connection with the Conversion.


     Mr. Bordner has been the President of P. J. Bordner and Company, Inc., a grocery store chain in Massillon, Ohio, since 1980.

     Mr. Edie was, until recently, employed by Fleming Companies, a food distribution company, in Massillon for 24 years, most recently serving as Director of Operations. He serves as Treasurer and Board Member of the William McKinley Mental Health Society and is on the Board of Trustees of the Ohio Grocers Association.

     Mr. Shelt was employed by Peoples Federal from 1961 until his retirement in December 1994. For the last fifteen years of his employment, he served as Vice President. He is currently engaged in farming and real estate investment.

     Mr. Stephan has been Chairman of the Board of Peoples Federal since 1989. He is Vice President of Manchester Hardware, Inc., a hardware store located in Manchester, Ohio, and retired in 1980 after serving for 25 years as an insurance agent for Nationwide Company in Canal Fulton, Ohio. Mr. Stephan currently operates a family farm.

     Mr. Baker retired in 1982 after owning and operating Sunny Slope Orchard, a family operated, wholesale and retail fruit market, bakery and sweet shop located in Massillon, Ohio, for 40 years.

     Mr. Matecheck has served as legal counsel to Peoples Federal since 1992. A lawyer in private practice, Mr. Matecheck is also the Secretary and a director of P. J. Bordner and Company, Inc., and Polymer Packaging, Inc., of Canton, Ohio; a partner of Federal Avenue Office Building Company; a director of Gordy Graybill, Inc.; and a former President of the Board of Trustees of the United Way of Western Stark County.

     Mr. von Gunten has been employed by Peoples Federal since 1948 and has served as President and Chief Executive Officer since 1979. Mr. von Gunten has served as President of PFC since 1995.

Meetings of Directors

     The Board of Directors of PFC met nine times for regularly scheduled and special meetings during the fiscal year ended September 30, 1999. Each director attended at least 75% of the aggregate of such meetings and meetings of all committees of the Board of Directors of which he is a member.

Committees of Directors

     The Board of Directors of PFC does not have a nominating committee or a compensation committee. Nominees for election to the Board of Directors are selected by the entire Board of Directors.

     The Board of Directors of PFC has an Audit Committee. The Audit Committee recommends audit firms to the full Board of Directors and reviews and approves the annual independent audit report. The members of the Audit Committee are Messrs. Baker, Bordner and Shelt. The Audit Committee met one time during the fiscal year ended September 30, 1999.

Executive Officers

     In  addition  to Mr. von  Gunten,  the  President  of both PFC and  Peoples
Federal, and Mr. Matecheck, the Secretary of PFC, the following persons are executive officers of PFC and Peoples Federal and hold the designated positions:


Name                                Age                     Position(s) Held
William P. Hart                     61                      Vice President of Peoples Federal
Linda L. Fowler                     55                      Secretary of Peoples Federal
James R. Rinehart                   56                      Treasurer of PFC and Peoples Federal
Cindy A. Wagner                     47                      Assistant Treasurer of Peoples Federal



     Mr. Hart joined Peoples Federal in January 1996. Prior to joining Peoples Federal, Mr. Hart was employed by Citizens Savings Bank in Canton, Ohio, serving as Vice President of Loan Originations since 1978. For the past 21 years, Mr. Hart has served on the Board of Trustees of the Building Industry Association of Stark County.

     Ms. Fowler has been employed by Peoples Federal since 1962. She served as Treasurer from 1986 to 1991 and has served as Secretary since 1991. Ms. Fowler is the Vice President and a member of the Board of Trustees of the Massillon Downtown Merchants' Association and Former President and a member of the Board of Directors of the Massillon Club.

     Mr. Rinehart has served as the Treasurer of PFC since 1995. Mr. Rinehart has also been employed by Peoples Federal since May 1994 and has served as the Treasurer of Peoples Federal since March 1996. Prior to joining Peoples Federal, Mr. Rinehart was an accountant with Hall, Kistler & Company P.L.L. ("Hall, Kistler") for 29 years.

     Ms. Wagner has been employed by Peoples Federal in various capacities since 1986, as an officer since 1991, and as Assistant Treasurer since March 1996. Ms. Wagner is Second Vice President and a member of the Board of Trustees of the Massillon Downtown Merchants' Association and is the Treasurer and a member of the Board of Directors of the Massillon Club.

Section 16(a) Beneficial Ownership Reporting Requirements

     Under the federal securities laws, PFC's directors, executive officers and persons holding more than ten percent of the common shares of PFC are required to report their ownership of common shares and any changes in such ownership to the Securities and Exchange Commission (the "SEC") and to PFC. Based upon a review of such reports, PFC must disclose any failure to file such reports timely in Proxy Statements used in connection with annual meetings of shareholders. PFC has determined that no failure to file such reports timely occurred during fiscal year 1999.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Executive Compensation

     The following table presents certain information regarding the cash compensation received by the President and Chief Executive Officer of PFC and Peoples Federal. No other executive officer of PFC received compensation in excess of $100,000 during the fiscal years ended September 30, 1999, 1998 and 1997:

                                                 Summary Compensation Table

                                                                        Long Term Compensation
                                          Annual Compensation                   Awards
                                                                      Options/SARs    Compensation      All Other
Name and Principal              Year      Salary($)(1)    Bonus($)        ($)           SARs(#)       Compensation
Position
Paul von Gunten                 1999        $123,089      $ 8,000       $   -              -           $26,510 (2)
  President and Chief           1998         120,381       13,000           -              -            51,064 (3)
  Executive Officer             1997         115,647       14,000        190,848 (4)    28,806 (5)      49,456 (6)



(1) Includes salary of $112,189, $111,331 and $107,247 and directors' fees of $10,900, $9,050 and $8,400 in fiscal years 1999, 1998 and 1997, respectively. Does not include amounts attributable to other miscellaneous benefits received by executive officers. The cost to PFC or Peoples Federal of providing such benefits to Mr. von Gunten was less than 10% of his cash compensation.

(Footnotes continued on next page)

(2) Consists of premiums totaling $923 paid by Peoples Federal for insurance against the death or long term disability of Mr. von Gunten payable to a beneficiary designated by Mr. von Gunten, as well as the $25,587 aggregate value at the date of allocation of shares allocated to the ESOP account of Mr. von Gunten.

(3) Consists of Peoples Federal's contribution to Mr. von Gunten's 401(k) defined contribution plan account in the amount of $1,310 and premiums totaling $889 paid by Peoples Federal for insurance against the death or long term disability of Mr. von Gunten payable to a beneficiary designated by Mr. von Gunten, as well as the $48,865 aggregate value at the date of allocation of shares allocated to the ESOP account of Mr. von Gunten in fiscal year 1998.

(4) Represents the value of the common shares of PFC awarded to Mr. von Gunten pursuant to PFC's RRP, determined by multiplying the number of shares awarded on March 19, 1997, by $16.00 per share, the fair market value on such date based on the mean between the closing high bid and low asked quotation reported on The Nasdaq SmallCap Market. One-fifth of the awarded shares will be earned and delivered on each anniversary of the date of the award commencing on March 19, 1998.

(5) Represents the number of common shares of PFC underlying options granted to Mr. von Gunten pursuant to PFC's 1997 Stock Option and Incentive Plan (the "Stock Option Plan"), as adjusted due to a return of capital paid by PFC in September 1997. "SARs" stands for "Stock Appreciation Rights." PFC does not have a plan that provides for the grant of SARs.

(6) Consists of Peoples Federal's contribution to Mr. von Gunten's 401(k) defined contribution plan account in the amount of $12,878 and premiums totaling $889 paid by Peoples Federal for insurance against the death or long-term disability of Mr. von Gunten payable to a beneficiary designated by Mr. von Gunten in fiscal year 1997. This amount also includes the $35,689 aggregate value at the date of allocation of shares allocated to the ESOP account of Mr. von Gunten in fiscal year 1997.

Stock Option Plan

         At the 1997 Annual Meeting of the Shareholders of PFC, the shareholders approved the Stock Option Plan. The Board of PFC reserved 149,101 common shares, which is equal to 10% of the common shares issued in connection with the Conversion, for issuance by PFC upon the exercise of options to be granted to certain directors, officers and employees of Peoples Federal and PFC from time to time under the Stock Option Plan. Options to purchase 107,371 common shares of PFC were awarded pursuant to the Stock Option Plan. Due to a return of capital distribution in September 1997, the number of shares reserved for the Stock Option Plan was increased to 192,042, and the number of awarded shares was adjusted to 137,427.

         The Stock Option Plan is administered by the Stock Option Committee (the "Committee"), which may grant options under the Stock Option Plan at such times as it deems most beneficial to Peoples Federal and PFC on the basis of the individual participant's position and duties and the value of the individual's service and responsibilities to Peoples Federal and PFC. Options granted to the officers and employees under the Stock Option Plan may be "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), which, if certain conditions are met, permits the optionees to delay the recognition of federal taxable income on the shares received upon the exercise of the options. Options granted under the Stock Option Plan to directors who are not employees of PFC or Peoples Federal will not qualify under the Code and thus will not be ISOs ("Non-qualified Stock Options").

         The option exercise price for ISOs and Non-qualified Stock Options is determined by the Committee at the time of option grant. The exercise price for an option must not be less than 100% of the fair market value of the shares on the date of the grant; provided, however, for an employee who owns more than 10% of PFC's outstanding common shares, the exercise price of an ISO may not be less than 110% of the fair market value of the shares on the date of the grant, and the ISO shall not be exercisable after the expiration of five years from the date it is granted. No stock option will be exercisable after the expiration of ten years from the date of grant. An option cannot be transferred or assigned other than by will or in accordance with the laws of descent and distribution. Termination for cause, as defined in the Stock Option Plan, will result in the annulment of any outstanding options.

         The following table sets forth information regarding the number and value of unexercised options held by Mr. von Gunten at September 30, 1999:



                                 Aggregate Option/SAR Exercises in Last Fiscal Year  and 9/30/99 Option/SAR Values
                                                                         Number of Securities
                                                                              Underlying           Value of Unexercised
                                                                              Unexercised               In-the-Money
                                                                             Options/SARs at           Options/SARs at
                                                                               9/30/99(#)                 9/30/99($)

                                Shares Acquired          Value                Exercisable/              Exercisable/
Name                             on Exercise(#)       Realized ($)           Unexercisable             Unexercisable
Paul von Gunten                        -                    -                5,761/17,284                    -  (1)



(1) Such options are not deemed to have any value as of September 30, 1999, because their exercise price of $12.41 (as adjusted in fiscal year 1998 to reflect a return of capital paid in September 1997) exceeded the $9.625 closing sale price.

Recognition and Retention Plan and Trust

         At the 1997 Annual Meeting of the Shareholders of PFC, the shareholders of PFC approved the RRP. With funds contributed by PFC, the RRP purchased 59,640 shares of PFC's common stock, 47,712 of which were awarded to directors and executive officers of PFC and Peoples Federal in March 1997 and 1,789 of which were awarded to Mr. Edie effective in June 1999 on his appointment as a director.

         The RRP is administered by the RRP Committee of the Board of Directors of PFC. Subject to express provisions of the RRP, the RRP Committee determines which directors and employees of Peoples Federal and PFC are eligible to receive awards of PFC common shares under the RRP, which eligible persons will be awarded shares under the RRP and the number of shares to be awarded.

         Unless the RRP Committee specifies a longer period of time, one-fifth of the RRP shares awarded to a recipient will be earned and nonforfeitable on each of the first five anniversaries of the date of the awards. Until shares awarded are earned by the participant, such shares will be forfeited in the event that the participant ceases to be either a director, an officer or an employee of PFC or Peoples Federal. In the event of the death or disability of a participant, however, the participant's shares will be deemed to be earned and nonforfeitable upon such date.

         RRP shares will be distributed as soon as practicable after they are earned. All plan shares which have been awarded but not earned will be voted in the discretion of the RRP Trustee appointed by the RRP Committee.

Directors' Compensation

         PFC currently pays no directors' fees. Each director of Peoples Federal receives a retainer fee of $2,400 for service as a director, plus $600 for each monthly meeting attended. The Chairman of the Board and the Vice Chairman of the Board also receive additional monthly fees of $600 and $350, respectively.

Certain Transactions

         During the fiscal year ended September 30, 1999, Peoples Federal retained the services of Vincent G. Matecheck, an attorney engaged in private practice in the Massillon area. Mr. Matecheck is a director of Peoples Federal and PFC, serves as the Secretary of PFC and serves as general counsel to Peoples Federal. During fiscal years 1999, 1998 and 1997, Mr. Matecheck was paid
$16,025, $15,942 and $14,166, respectively, for services rendered as general counsel to Peoples Federal.

         Although Peoples Federal makes loans to its employees and directors on the same terms as those of comparable loans to other persons, People Federal requires employees and directors to pay interest at a rate of one percent less than the rate required of other customers while such employees and directors serve Peoples Federal in their respective capacities. Should the service of an employee or director cease for any reason, Peoples Federal will discontinue the one percent reduction and enforce the nominal terms of the loan.

         Peoples Federal made a mortgage loan to Mr. Matecheck with such a favorable rate on June 6, 1996. The loan was secured by his personal residence and originated in the amount of $350,000 at a rate of 7.65%, before the 1% reduction. The loan was refinanced on November 9, 1998, in the amount of $228,000 at a rate of 6.625%, before the 1% reduction.

         No other loans which, in the aggregate to one person, exceeded $60,000 at any time during the two years ended September 30, 1999, were made to directors or executive officers of PFC on preferential terms. None of the outstanding loans to directors or executive officers involve more than the normal risk of collectibility or present other unfavorable features, and all are current in accordance with their terms.


                      PROPOSAL TWO - SELECTION OF AUDITORS

         The Board of Directors has selected Grant Thornton as the auditors of PFC and Peoples Federal for the current fiscal year and recommends that the shareholders ratify such selection. Management expects that a representative of Grant Thornton will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

                   PROPOSALS OF SHAREHOLDERS AND OTHER MATTERS

         Any proposals of shareholders intended to be included in the proxy statement for the 2001 Annual Meeting of Shareholders of PFC should be sent to PFC by certified mail and must be received by PFC not later than September 1, 2000. In addition, if a shareholder intends to present a proposal at the 2001 Annual Meeting without including the proposal in the proxy materials related to that meeting, and if the proposal is not received by November 15, 2000, then the proxies designated by the Board of Directors of PFC for the 2001 Annual Meeting of Shareholders of PFC may vote in their discretion on any such proposal any shares for which they have been appointed proxies without mention of such matter in the proxy statement or on the proxy card for such meeting.

         Management knows of no other business which may be brought before the Annual Meeting. It is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment on any other matters which may be brought before the Annual Meeting.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL IN, SIGN AND RETURN THE PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.


                                             By Order of the Board of Directors



Massillon, Ohio
December 8, 1999                             Paul von Gunten, President

                                 REVOCABLE PROXY

                          PEOPLES FINANCIAL CORPORATION

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
               BOARD OF DIRECTORS OF PEOPLES FINANCIAL CORPORATION

         The undersigned shareholder of Peoples Financial Corporation ("PFC") hereby constitutes and appoints Vincent G. Matecheck and Paul von Gunten, or either of them, as the Proxy or Proxies of the undersigned with full power of substitution and resubstitution, to vote at the Annual Meeting of Shareholders of PFC to be held at 211 Lincoln Way East, Massillon, Ohio 44646, on January 26, 2000, at 2:00 p.m., Eastern Time (the "Annual Meeting"), all of the shares of PFC which the undersigned is entitled to vote at the Annual Meeting, or at any adjournment thereof, on each of the following proposals, all of which are described in the accompanying Proxy Statement:

1.   The election of four directors for terms expiring in 2002:

     [  ]   FOR all nominees                   [   ]   WITHHOLD authority to
             listed below                              Vote for all nominees
            (except as marked to the                   Listed below:
                 contrary below):

                                James P. Bordner
                                  Alan C. Edie
                                 Thomas E. Shelt
                                Vince E. Stephan

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below).

-----------------------------------------------------------------------

2. The ratification of the selection of Grant Thornton LLP, certified public accountants, as the auditors of PFC for the current fiscal year.

     [   ]  FOR               [   ]  AGAINST         [   ]  ABSTAIN


3. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

         The Board of Directors recommends a vote "FOR" the nominees and the proposals listed above.


         Important: Please sign and date this proxy on the reverse side.

         This Proxy, when properly executed and returned, will be voted in the manner directed herein by the undersigned shareholder. If the Proxy is signed and returned but no boxes are marked, the shares will be voted FOR proposals 1 and 2.

         All Proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of the Annual Meeting and of the accompanying Proxy Statement is hereby acknowledged.

         Please sign exactly as your name appears on your Stock Certificate(s). Executors, Administrators, Trustees, Guardians, Attorneys and Agents should give their full titles.


----------------------------                ------------------------------
Date                                                 Signature


----------------------------                ------------------------------
Date                                                 Signature




PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED FOR MAILING IN THE U.S.A.